UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2021

Date of reporting period:	September 1, 2020 — February 28, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Income Strategies Portfolio

Semiannual report
2 | 28 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

Putnam
Income Strategies
Portfolio

Semiannual report
2 | 28 | 21

Message from the Trustees

April 12, 2021

Dear Fellow Shareholder:

Optimism about society emerging from the Covid-19 pandemic remains tempered by concern about newer, more aggressive strains of the virus. On the plus side, the U.S. infection rate has declined and the pace of vaccinations is accelerating. The economy registered growth above 4% in the fourth quarter of 2020, and recent employment data is encouraging.

Investors must keep in mind that when the bond market sees stronger economic growth and the chance of inflation ahead, bond prices typically fall and yields rise. In such conditions, stock prices might also weaken as investors consider how rising yields could change borrowing costs.

No matter how markets move, Putnam remains active with strategies that seek superior investment performance. The portfolio managers and analysts keep their focus on research and potential risks, a discipline intended to serve you through changing conditions.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. The fund’s shares have no initial sales charge or CDSC. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, call 1-800-225-1581 toll free.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Source: Bloomberg Index Services Limited.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/21. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on pages 12–13.

* Source: Bloomberg Index Services Limited.

2 Income Strategies Portfolio

How were market conditions during the six months ended February 28, 2021?

Global financial markets ended the period mixed. Equity markets advanced in an environment of risk-on sentiment, despite experiencing bouts of volatility. Major indices rallied to record highs, driven by U.S. election results, the development of Covid-19 vaccines, and hopes for further stimulus. The rally continued into January before stocks reversed course. Rioting at the U.S. Capitol, a choppy vaccine rollout, and speculative retail trading led to losses for equity markets. In February, equities rebounded on signs of economic recovery, despite a global sell-off in technology stocks and rising inflation fears. The S&P 500 Index, a broad measure of U.S. stocks, rose 9.74% for the six-month period. International stocks, as measured by the MSCI EAFE Index (ND), climbed 14.33%.

Fixed-income assets ended the period with mixed results. Global bond yields trended slightly higher over the period as investor optimism rose on positive vaccine news, the passage of another U.S. Covid-19 stimulus bill in December, and signs of economic recovery. In February, yields rose sharply, and bonds sold off

Income Strategies Portfolio 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Income Strategies Portfolio

as investors feared rising inflation from further stimulus and pent-up consumer demand. The yield on the 10-year Treasury note rose from 0.72% at the start of the period to 1.44% at period-end. The Bloomberg Barclays U.S. Aggregate Bond Index declined 1.55% for the six-month period. Global bonds, as measured by the FTSE World Government Bond Index, fell 1.21%. High-yield bonds finished the period with strong positive returns as credit spreads tightened, reflecting equity market strength.

How did the fund perform for the six months ended February 28, 2021?

The fund advanced 3.24% during the six-month period, slightly underperforming its benchmark, the Putnam Income Strategies Blended Benchmark, which rose 3.47%. The custom blended benchmark’s performance was primarily driven by strength from global equities.

The fund invests in a combination of bonds and common stocks of U.S. and non-U.S. companies. The target allocation for the portfolio is 25% stocks and 75% bonds. Within fixed-income, the strategy can invest in bonds, including mortgage-backed investments, with short- to long-term maturities that can be either investment grade or below-investment grade. Within equities, the fund invests in stocks that we believe offer the potential for current income and capital growth.

What strategies contributed to performance and what detracted?

Overall, our asset allocation decisions added to performance. Given the political and pandemic uncertainty during the period, we were active in adjusting our allocation mix. The portfolio

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Strategies Portfolio 5

began the period with neutral equity risk relative to the custom blended benchmark before we shifted to a modest overweight position. This move benefited the portfolio as stocks soared to record highs after Joe Biden was elected as U.S. president and the arrival of Covid-19 vaccines. We increased our overweight position in equity risk toward the end of the period, which aided performance as equities trended higher despite increased volatility.

In fixed income, we entered the period slightly underweight interest-rate risk relative to the custom blended benchmark. This decision led to a small positive contribution, as interest rates moved slightly higher over the period on optimism around further fiscal stimulus and vaccine distribution. We moved the position to neutral about midway through the period. In terms of credit risk, we began the period modestly overweight relative to the custom blended benchmark. This decision led to a small gain as credit market liquidity continued to improve and spreads tightened. By the middle of the period, we had shifted the position back to neutral. An out-of-benchmark, long position to commodity risk, implemented in the latter part of the period, aided performance.

Our active implementation decisions detracted from benchmark-relative performance. This underperformance was primarily the result of security selection weakness within the portfolio’s high-yield, U.S. large-cap equity, and global fixed-income sleeves.

How did the fund use derivatives during the period?

The fund used futures contracts to manage exposure to market risk and to equitize cash. The fund used total return swaps to hedge sector exposure, to gain and to manage exposure to specific sectors or industries, and to manage exposure to specific securities. The fund also used total return swaps to gain exposure to a basket of securities and to gain exposure to specific markets or countries.

What is your near-term outlook for the markets?

During the past six months, global stocks and high-yield bonds advanced overall, while

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Income Strategies Portfolio

rate-sensitive fixed-income assets sold off due to rising inflation fears. As the economy continues to recover, we anticipate a bumpy few months ahead as investors weigh the continued rollout of vaccines and the pace of reopening, with its implications for inflation and higher interest rates. However, we remain encouraged by the current tailwinds for financial assets, including President Biden’s $1.9 trillion stimulus package, accommodative monetary conditions, potential infrastructure spending, and ample liquidity.

We are bullish on equities for the second half of calendar 2021 until the Fed is close to signaling a taper of their asset-purchase program. In our view, the combination of pent-up demand and the Federal Reserve’s accommodative monetary policy makes a compelling case for equities. In fixed income, our outlook on credit is neutral, as we believe credit markets have fully recovered from the pandemic-induced spread widening. Our outlook on interest-rate-sensitive fixed income is neutral, as we think there is an equal probability of rates either rising or falling. Fed officials have pledged to keep interest rates low until there is significant progress toward their inflation and employment goals for the U.S. economy.

Against this backdrop, we continue to have conviction in our investment strategies based on what we believe will be their strong long-term results. As for asset allocation, we will continue to take a tactical approach, adjusting exposure across various markets as conditions warrant. We will continue to monitor equity and fixed-income markets and add securities when we see more attractive valuation levels.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Income Strategies Portfolio 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current private placement memorandum (PPM). Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, call Putnam at 1-800-225-1581. The fund’s shares are not available to all investors. See the Terms and definitions section in this report for a description of the fund’s shares.

Fund performance Total return for periods ended 2/28/21

	Life of fund	Annual average	1 year	6 months
The Fund (12/31/19)
Net asset value	8.34%	7.11%	9.33%	3.24%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. The fund’s shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 2/28/21

	Life of fund	Annual average	1 year	6 months
Putnam Income Strategies
Blended Benchmark	9.70%	8.26%	10.12%	3.47%

Index results should be compared with fund performance at net asset value.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

Source: Bloomberg Index Services Limited.

8 Income Strategies Portfolio

Fund price and distribution information For the six-month period ended 2/28/21

Distributions	The Fund
Number	6
Income	$0.189
Capital gains	—
Total	$0.189
Net
asset
Share value	value
8/31/20	$10.49
2/28/21	10.64

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/21

	Life of fund	Annual average	1 year	6 months
The Fund (12/31/19)
Net asset value	9.10%	7.21%	15.81%	5.22%

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s private placement memorandum or talk to your financial representative.

Expense ratios

Fund
Net expenses for the fiscal year ended 8/31/20*†	0.23%
Total annual operating expenses for the fiscal year ended 8/31/20*	1.49%
Annualized expense ratio for the six-month period ended 2/28/21	0.20%

Fiscal year expense information in this table is taken from the most recent private placement memorandum, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Private placement memorandum expense information also includes the impact of acquired fund fees and expenses of 0.03%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Other expenses shown have been restated and annualized to reflect a full year of expenses.

† Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/21.

Income Strategies Portfolio 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 9/1/20 to 2/28/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Fund
Expenses paid per $1,000*†	$1.01
Ending value (after expenses)	$1,032.40

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/21, use the following calculation method. To find the value of your investment on 9/1/20, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Fund
Expenses paid per $1,000*†	$1.00
Ending value (after expenses)	$1,023.80

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/21.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

10 Income Strategies Portfolio

Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Income Strategies Portfolio 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Share class

The fund’s shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to Putnam fund of funds.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local-currency, investment-grade sovereign bonds.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofA U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Income Strategies Blended Benchmark is an unmanaged index administered by Putnam Management, 55% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 21% of which is the Russell 3000 Index, 14% of which is the JPMorgan Developed High Yield Index, 6% of which is the ICE BofA U.S. Treasury Bill Index, and 4% of which is the MSCI EAFE Index (ND).

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

12 Income Strategies Portfolio

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

FTSE Russell is the source and owner of the trademarks, service marks, and copyrights related to the FTSE Indexes. FTSE® is a trademark of FTSE Russell.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the period from December 31, 2019 (commencement of operations) to June 30, 2020, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2021, Putnam employees had approximately $555,000,000 and the Trustees had approximately $78,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Strategies Portfolio 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Income Strategies Portfolio

The fund’s portfolio 2/28/21 (Unaudited)

COMMON STOCKS (29.6%)*	Shares	Value
Basic materials (0.7%)
AptarGroup, Inc.	47	$6,113
Ashland Global Holdings, Inc.	49	4,122
Axalta Coating Systems, Ltd. †	226	6,179
Celanese Corp.	32	4,445
Chemours Co. (The)	152	3,577
Dow, Inc.	77	4,567
DuPont de Nemours, Inc.	648	45,567
Eastman Chemical Co.	118	12,893
FMC Corp.	21	2,135
PPG Industries, Inc.	41	5,528
Reliance Steel & Aluminum Co.	42	5,552
Sherwin-Williams Co. (The)	7	4,762
Weyerhaeuser Co. R	80	2,710
		108,150
Capital goods (1.9%)
AGCO Corp.	92	11,912
Allison Transmission Holdings, Inc.	141	5,347
Crown Holdings, Inc. †	73	6,976
Cummins, Inc.	132	33,422
Deere & Co.	89	31,072
Dover Corp.	32	3,944
Gentex Corp.	222	7,854
Honeywell International, Inc.	235	47,552
Johnson Controls International PLC	397	22,149
Lockheed Martin Corp.	185	61,096
Northrop Grumman Corp.	35	10,208
Quanta Services, Inc.	211	17,692
Republic Services, Inc.	89	7,929
Teledyne Technologies, Inc. †	17	6,307
Toro Co. (The)	23	2,318
Waste Management, Inc.	131	14,527
		290,305
Communication services (1.2%)
Altice USA, Inc. Class A †	181	6,083
AT&T, Inc.	204	5,690
Comcast Corp. Class A	835	44,021
Crown Castle International Corp. R	147	22,895
Equinix, Inc. R	28	18,154
Verizon Communications, Inc.	1,436	79,411
		176,254
Conglomerates (0.1%)
AMETEK, Inc.	112	13,213
		13,213
Consumer cyclicals (3.4%)
Amazon.com, Inc. †	64	197,948
Automatic Data Processing, Inc.	26	4,525
Best Buy Co., Inc.	314	31,510
Booz Allen Hamilton Holding Corp.	206	15,891

Income Strategies Portfolio 15

COMMON STOCKS (29.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Brunswick Corp.	120	$10,604
Casey’s General Stores, Inc.	28	5,655
Cintas Corp.	15	4,865
Discovery, Inc. Class A †	181	9,598
FleetCor Technologies, Inc. †	16	4,437
Ford Motor Co.	6,747	78,940
Gartner, Inc. †	28	5,013
Hilton Worldwide Holdings, Inc.	185	22,881
Lennar Corp. Class A	55	4,563
Lowe’s Cos., Inc.	145	23,164
Moody’s Corp.	15	4,123
PayPal Holdings, Inc. †	111	28,843
Polaris, Inc.	106	12,483
PulteGroup, Inc.	77	3,473
Spectrum Brands Holdings, Inc.	47	3,645
Square, Inc. Class A †	19	4,371
Target Corp.	157	28,800
Tempur Sealy International, Inc. †	261	8,720
TransUnion	27	2,274
Walmart, Inc.	30	3,898
		520,224
Consumer staples (2.1%)
Altria Group, Inc.	854	37,234
Campbell Soup Co.	50	2,274
Coca-Cola Co. (The)	557	27,287
Colgate-Palmolive Co.	78	5,866
Constellation Brands, Inc. Class A	35	7,495
Costco Wholesale Corp.	55	18,205
Hershey Co. (The)	107	15,585
ManpowerGroup, Inc.	57	5,383
McDonald’s Corp.	200	41,228
Mondelez International, Inc. Class A	391	20,786
PepsiCo, Inc.	331	42,762
Procter & Gamble Co. (The)	638	78,812
Sysco Corp.	59	4,698
Uber Technologies, Inc. †	85	4,399
Yum! Brands, Inc.	41	4,245
		316,259
Energy (0.8%)
APA Corp.	266	5,248
Baker Hughes a GE Co.	141	3,452
Chevron Corp.	238	23,800
Cimarex Energy Co.	123	7,133
Devon Energy Corp.	245	5,277
Halliburton Co.	1,659	36,216
Schlumberger, Ltd.	840	23,444
Targa Resources Corp.	157	4,856
Williams Cos., Inc. (The)	208	4,751
		114,177

16 Income Strategies Portfolio

COMMON STOCKS (29.6%)* cont.	Shares	Value
Financials (4.1%)
Aflac, Inc.	486	$23,275
AGNC Investment Corp. R	904	14,491
Alliance Data Systems Corp.	152	14,668
Allstate Corp. (The)	116	12,366
Ally Financial, Inc.	550	22,825
American Financial Group, Inc.	34	3,628
Ameriprise Financial, Inc.	112	24,779
AvalonBay Communities, Inc. R	44	7,733
Boston Properties, Inc. R	50	4,957
Capital One Financial Corp.	34	4,086
CBRE Group, Inc. Class A †	211	15,987
Citigroup, Inc.	1,030	67,856
Discover Financial Services	97	9,125
Duke Realty Corp. R	108	4,239
Equitable Holdings, Inc.	499	14,755
Equity Lifestyle Properties, Inc. R	70	4,316
Fidelity National Financial, Inc.	106	4,058
Gaming and Leisure Properties, Inc. R	111	4,928
Goldman Sachs Group, Inc. (The)	66	21,086
Invitation Homes, Inc. R	140	4,080
Jefferies Financial Group, Inc.	85	2,468
Jones Lang LaSalle, Inc. †	29	5,045
JPMorgan Chase & Co.	830	122,151
Lamar Advertising Co. Class A R	81	7,014
Lincoln National Corp.	82	4,663
Medical Properties Trust, Inc. R	396	8,550
MetLife, Inc.	882	50,803
MGIC Investment Corp.	365	4,446
Morgan Stanley	506	38,896
OneMain Holdings, Inc.	56	2,627
Popular, Inc. (Puerto Rico)	77	5,145
Principal Financial Group, Inc.	215	12,165
SEI Investments Co.	72	4,032
Simon Property Group, Inc. R	334	37,715
SLM Corp.	580	9,158
Synchrony Financial	704	27,231
Unum Group	267	7,070
		632,417
Health care (3.6%)
10x Genomics, Inc. Class A †	39	6,942
Abbott Laboratories	360	43,121
AbbVie, Inc.	182	19,609
ABIOMED, Inc. †	51	16,552
Alkermes PLC †	199	3,789
Amgen, Inc.	53	11,921
Biogen, Inc. †	18	4,912
Bristol-Myers Squibb Co.	1,137	69,732
Cardinal Health, Inc.	293	15,095
Edwards Lifesciences Corp. †	411	34,154

Income Strategies Portfolio 17

COMMON STOCKS (29.6%)* cont.	Shares	Value
Health care cont.
Eli Lilly and Co.	329	$67,409
HCA Healthcare, Inc.	26	4,473
Hologic, Inc. †	288	20,762
Humana, Inc.	66	25,057
Jazz Pharmaceuticals PLC †	16	2,689
Johnson & Johnson	184	29,157
Laboratory Corp. of America Holdings †	64	15,354
McKesson Corp.	24	4,068
Medtronic PLC	505	59,070
Merck & Co., Inc.	491	35,656
Neurocrine Biosciences, Inc. †	22	2,409
Regeneron Pharmaceuticals, Inc. †	20	9,011
Sarepta Therapeutics, Inc. †	40	3,482
Thermo Fisher Scientific, Inc.	26	11,702
Vertex Pharmaceuticals, Inc. †	63	13,391
Zimmer Biomet Holdings, Inc.	152	24,785
		554,302
Technology (10.3%)
Accenture PLC Class A	187	46,918
Activision Blizzard, Inc.	382	36,523
Adobe, Inc. †	165	75,846
Advanced Micro Devices, Inc. †	50	4,226
Alphabet, Inc. Class A †	104	210,279
Amdocs, Ltd.	117	8,870
Apple, Inc.	2,255	273,441
Applied Materials, Inc.	109	12,883
Arrow Electronics, Inc. †	46	4,612
Autodesk, Inc. †	178	49,128
CACI International, Inc. Class A †	21	4,648
Cadence Design Systems, Inc. †	210	29,629
Cisco Systems, Inc./California	1,477	66,273
Cognizant Technology Solutions Corp. Class A	293	21,530
DocuSign, Inc. †	13	2,947
DXC Technology Co.	169	4,262
eBay, Inc.	767	43,274
Facebook, Inc. Class A †	80	20,610
Fair Isaac Corp. †	9	4,118
Fidelity National Information Services, Inc.	31	4,278
Fortinet, Inc. †	200	33,770
Garmin, Ltd.	76	9,426
GoDaddy, Inc. Class A †	256	20,767
IBM Corp.	36	4,281
Intuit, Inc.	196	76,467
Leidos Holdings, Inc.	162	14,329
Microsoft Corp.	636	147,794
NVIDIA Corp.	204	111,910
Oracle Corp.	90	5,806
Palo Alto Networks, Inc. †	11	3,941
Pinterest, Inc. Class A †	653	52,619

18 Income Strategies Portfolio

COMMON STOCKS (29.6%)* cont.	Shares	Value
Technology cont.
Qualcomm, Inc.	625	$85,119
Rockwell Automation, Inc.	103	25,058
Roku, Inc. †	32	12,655
ServiceNow, Inc. †	10	5,335
Synopsys, Inc. †	73	17,900
Take-Two Interactive Software, Inc. †	16	2,951
Twilio, Inc. Class A †	12	4,715
Veeva Systems, Inc. Class A †	77	21,568
		1,580,706
Transportation (0.5%)
CSX Corp.	49	4,486
Expeditors International of Washington, Inc.	128	11,756
FedEx Corp.	17	4,327
Norfolk Southern Corp.	18	4,537
Old Dominion Freight Line, Inc.	133	28,564
Ryder System, Inc.	68	4,608
Union Pacific Corp.	23	4,737
United Parcel Service, Inc. Class B	51	8,049
		71,064
Utilities and power (0.9%)
AES Corp. (The)	59	1,567
American Electric Power Co., Inc.	269	20,135
Entergy Corp.	99	8,594
Exelon Corp.	585	22,581
Kinder Morgan, Inc.	890	13,083
NRG Energy, Inc.	435	15,882
Pinnacle West Capital Corp.	92	6,434
Public Service Enterprise Group, Inc.	238	12,812
Southern Co. (The)	612	34,713
Vistra Corp.	422	7,275
		143,076
Total common stocks (cost $4,001,207)		$4,520,147

	Principal
COMMODITY LINKED NOTES (1.3%)*†††	amount	Value
Goldman Sachs International 144A notes zero %, 2022 (Indexed to the
S&P GSCI Light Energy Excess Return Index multiplied by 3)	$160,000	$195,726
Total commodity linked notes (cost $160,000)		$195,726

INVESTMENT COMPANIES (0.2%)*	Shares	Value
SPDR S&P 500 ETF Trust	59	$22,441
SPDR S&P MidCap 400 ETF Trust	7	3,184
Total investment companies (cost $25,851)		$25,625

Income Strategies Portfolio 19

	Principal amount/
SHORT-TERM INVESTMENTS (68.9%)*		shares	Value
Putnam Short Term Investment Fund Class P 0.12% L	Shares	9,933,931	$9,933,931
U.S. Treasury Bills 0.098%, 3/4/21 §		$300,000	299,999
U.S. Treasury Bills 0.088%, 7/8/21 # §		150,000	149,973
U.S. Treasury Cash Management Bills 0.098%, 5/25/21 ∆ §		150,000	149,986
Total short-term investments (cost $10,533,848)			$10,533,889

TOTAL INVESTMENTS
Total investments (cost $14,720,906)			$15,275,387

Key to holding’s abbreviations

ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $15,278,779.

††† The value of the commodity linked notes, which are marked to market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $137,972 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $59,994 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $120,177 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

20 Income Strategies Portfolio

FUTURES CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Long)	7	$759,103	$757,400	Mar-21	$(1,991)
MSCI Emerging Markets Index (Long)	3	200,889	200,715	Mar-21	(8,631)
NASDAQ 100 Index E-Mini (Long)	1	258,220	258,220	Mar-21	(12,802)
Russell 2000 Index E-Mini (Long)	3	330,158	329,880	Mar-21	8,798
S&P 500 Index E-Mini (Short)	7	1,333,903	1,333,220	Mar-21	27,341
Unrealized appreciation					36,139
Unrealized (depreciation)					(23,424)
Total					$12,715

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$292,000	$2,461	$(4)	2/24/31	1.431% —	3 month USD-	$2,383
				Semiannually	LIBOR-BBA —
					Quarterly
146,000	1,056	(2)	2/24/31	1.4435% —	3 month USD-	1,017
				Semiannually	LIBOR-BBA —
					Quarterly
118,000	921	(2)	2/25/31	1.438% —	3 month USD-	894
				Semiannually	LIBOR-BBA —
					Quarterly
147,000	1,078	(1)	2/25/31	1.443% —	3 month USD-	1,043
				Semiannually	LIBOR-BBA —
					Quarterly
146,000	938	(2)	2/25/31	1.4525% —	3 month USD-	904
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(11)				$6,241

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$2,236,747	$2,210,491	$—	7/5/22	(1 month USD-	iShares Core U.S.	$(26,797)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
1,279,375	1,264,357	—	7/5/22	(1 month USD-	iShares Core U.S.	(16,504)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
1,234,079	1,217,298	—	7/5/22	(1 month USD-	iShares Core U.S.	(17,223)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
762,350	753,401	—	7/5/22	(1 month USD-	iShares Core U.S.	(9,253)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly

Income Strategies Portfolio 21

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$294,343	$290,887	$—	7/5/22	(1 month USD-	iShares Core U.S.	$(3,573)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
245,091	242,214	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,975)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
212,412	209,919	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,578)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
197,123	194,809	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,397)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
196,540	194,233	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,386)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
182,068	179,930	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,210)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
168,996	167,012	—	7/5/22	(1 month USD-	iShares Core U.S.	(2,051)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
154,057	152,249	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,870)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
116,710	115,340	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,417)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
109,707	108,420	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,332)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
85,082	84,083	—	7/5/22	(1 month USD-	iShares Core U.S.	(1,033)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
44,000	43,483	—	7/5/22	(1 month USD-	iShares Core U.S.	(534)
				LIBOR-BBA plus	Aggregate Bond
				0.60%) — Monthly	ETF — Monthly
691,408	682,876	—	7/5/22	(1 month USD-	iShares IBOXX High	(8,703)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
341,065	336,857	—	7/5/22	(1 month USD-	iShares IBOXX High	(5,091)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
380,069	374,545	—	7/5/22	(1 month USD-	iShares IBOXX High	(5,604)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
242,080	239,093	—	7/5/22	(1 month USD-	iShares IBOXX High	(3,044)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly

22 Income Strategies Portfolio

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A. cont.
$87,958	$86,872	$—	7/5/22	(1 month USD-	iShares IBOXX High	$(1,106)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
87,520	86,440	—	7/5/22	(1 month USD-	iShares IBOXX High	(1,100)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
69,141	68,288	—	7/5/22	(1 month USD-	iShares IBOXX High	(869)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
67,828	66,991	—	7/5/22	(1 month USD-	iShares IBOXX High	(854)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
67,390	66,559	—	7/5/22	(1 month USD-	iShares IBOXX High	(848)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
66,953	66,127	—	7/5/22	(1 month USD-	iShares IBOXX High	(843)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
57,413	56,705	—	7/5/22	(1 month USD-	iShares IBOXX High	(722)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
56,888	56,186	—	7/5/22	(1 month USD-	iShares IBOXX High	(715)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
42,535	42,010	—	7/5/22	(1 month USD-	iShares IBOXX High	(535)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
41,484	40,973	—	7/5/22	(1 month USD-	iShares IBOXX High	(522)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
19,342	19,103	—	7/5/22	(1 month USD-	iShares IBOXX High	(243)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
14,003	13,830	—	7/5/22	(1 month USD-	iShares IBOXX High	(176)
				LIBOR-BBA plus	Yield Corporate
				0.30%) — Monthly	Bond ETF — Monthly
JPMorgan Chase Bank N. A.
315,945	318,963	—	2/5/22	(1 month USD-	Russell 1000 Value	2,938
				LIBOR-BBA plus	Total Return Index —
				0.35%) — Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		2,938
Upfront premium (paid)		—		Unrealized (depreciation)		(125,108)
Total		$—		Total		$(122,170)

Income Strategies Portfolio 23

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$103,000	$132	$(2)	2/25/31	2.28% — At	USA Non Revised	$(133)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
129,000	159	(2)	2/24/31	2.281% — At	USA Non Revised	(161)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
258,000	180	(4)	2/24/31	2.286% — At	USA Non Revised	(184)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
129,000	192	(2)	2/25/31	2.278% — At	USA Non Revised	(195)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
129,000	338	(3)	2/25/31	2.2675% — At	USA Non Revised	(341)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(13)				$(1,014)

24 Income Strategies Portfolio

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks *:
Basic materials	$108,150	$—	$—
Capital goods	290,305	—	—
Communication services	176,254	—	—
Conglomerates	13,213	—	—
Consumer cyclicals	520,224	—	—
Consumer staples	316,259	—	—
Energy	114,177	—	—
Financials	632,417	—	—
Health care	554,302	—	—
Technology	1,580,706	—	—
Transportation	71,064	—	—
Utilities and power	143,076	—	—
Total common stocks	4,520,147	—	—

Commodity linked notes	—	195,726	—
Investment companies	25,625	—	—
Short-term investments	—	10,533,889	—
Totals by level	$4,545,772	$10,729,615	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$12,715	$—	$—
Interest rate swap contracts	—	6,252	—
Total return swap contracts	—	(123,171)	—
Totals by level	$12,715	$(116,919)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 25

Statement of assets and liabilities 2/28/21 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $4,786,975)	$5,341,456
Affiliated issuers (identified cost $9,933,931) (Note 6)	9,933,931
Cash	1,524,554
Dividends, interest and other receivables	1,255
Receivable for shares of the fund sold	36,099
Receivable for investments sold	432,630
Receivable from custodian fees (Note 2)	4,595
Receivable from Manager (Note 2)	28,203
Receivable for variation margin on futures contracts (Note 1)	8,165
Unrealized appreciation on OTC swap contracts (Note 1)	2,938
Total assets	17,313,826

LIABILITIES
Payable for investments purchased	14,873
Payable for shares of the fund repurchased	1,696,624
Payable for Trustee compensation and expenses (Note 2)	13
Payable for administrative services (Note 2)	41
Payable for variation margin on futures contracts (Note 1)	13,420
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,858
Payable for offering costs (Note 1)	135,235
Unrealized depreciation on OTC swap contracts (Note 1)	125,108
Other accrued expenses	45,875
Total liabilities	2,035,047

Net assets	$15,278,779

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1, 4 and 5)	$14,563,471
Total distributable earnings (Note 1)	715,308
Total — Representing net assets applicable to capital shares outstanding	$15,278,779

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per fund share
($15,278,779 divided by 1,435,585 shares)	$10.64

The accompanying notes are an integral part of these financial statements.

26 Income Strategies Portfolio

Statement of operations Six months ended 2/28/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $4)	$38,951
Interest (including interest income of $8,042 from investments in affiliated issuers) (Note 6)	8,413
Securities lending (net of expenses) (Notes 1 and 6)	152
Total investment income	47,516

EXPENSES
Custodian fees (Note 2)	9,789
Trustee compensation and expenses (Note 2)	267
Administrative services (Note 2)	256
Amortization of offering costs (Note 1)	44,710
Reports to shareholders	5,270
Auditing and tax fees	39,691
Other	936
Fees waived and reimbursed by Manager (Note 2)	(86,658)
Total expenses	14,261
Expense reduction (Note 2)	(240)
Net expenses	14,021

Net investment income	33,495

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	222,283
Futures contracts (Note 1)	6,225
Swap contracts (Note 1)	(11,573)
Total net realized gain	216,935
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	215,429
Futures contracts	40,047
Swap contracts	(58,960)
Total change in net unrealized appreciation	196,516

Net gain on investments	413,451

Net increase in net assets resulting from operations	$446,946

The accompanying notes are an integral part of these financial statements.

Income Strategies Portfolio 27

Statement of changes in net assets

		For the
		period 12/31/19
		(commencement
		of operations)
INCREASE IN NET ASSETS	Six months ended 2/28/21*	to 8/31/20
Operations
Net investment income	$33,495	$39,886
Net realized gain on investments	216,935	248,678
Change in net unrealized appreciation of investments	196,516	253,737
Net increase in net assets resulting from operations	446,946	542,301
Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(269,482)	(4,457)
Increase from capital share transactions (Note 4)	3,393,471	6,170,000
Total increase in net assets	3,570,935	6,707,844

NET ASSETS
Beginning of period (Note 5)	11,707,844	5,000,000
End of period	$15,278,779	$11,707,844

*Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Income Strategies Portfolio

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Income Strategies Portfolio 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Fund
February 28, 2021**	$10.49	.02	.32	.34	(.19)	(.19)	$10.64	3.24*	$15,279	.10*	.23*	63*
August 31, 2020 †	10.00	.05	.44	.49	—[e]	—[e]	10.49	4.94*	11,708	.13*	.53*	54*

* Not annualized.

** Unaudited.

† For the period December 31, 2019 (commencement of operations) to August 31, 2020.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
February 28, 2021	0.60%
August 31, 2020	2.45

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30 Income Strategies Portfolio	Income Strategies Portfolio 31

Notes to financial statements 2/28/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2020 through February 28, 2021.

Putnam Income Strategies Portfolio (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments) of any credit quality. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also makes other types of investments, such as investments in real estate investment trusts and convertible securities. The fund has a strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative models and techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund is shown below:

Class	Strategic Allocation	Range
Equity	25%	5–50%
Fixed-Income	75%	50–95%

Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses derivatives to a significant extent, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes and may also use derivatives and debt instruments with terms determined by reference to a particular commodity or to all or portions of a commodities index.

The fund’s shares are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. The fund’s shares are only available to Putnam fund of funds. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 Income Strategies Portfolio

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Income Strategies Portfolio 33

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

34 Income Strategies Portfolio

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $125,108 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $110,989 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are

Income Strategies Portfolio 35

considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. The fund’s federal tax return for the prior period remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2020, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$14,127	$11,088	$25,215

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $14,667,640, resulting in gross unrealized appreciation and depreciation of $688,720 and $185,177, respectively, or net unrealized appreciation of $503,543.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications

36 Income Strategies Portfolio

are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Offering costs The offering costs of $135,235 have been fully amortized on a straight-line basis over a twelve-month period as of December 31, 2020. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

The fund does not pay Putnam Management a management fee.

Putnam Management has contractually agreed, through December 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $86,658 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

The fund has entered into expense offset arrangements with State Street whereby State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $240 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Income Strategies Portfolio 37

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$3,555,976	$2,545,332
U.S. government securities (Long-term)	—	—
Total	$3,555,976	$2,545,332

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

			FOR THE PERIOD
			FROM 12/31/19 (COMMENCEMENT
	SIX MONTHS ENDED 2/28/21		OF OPERATIONS) TO 8/31/20
Fund	Shares	Amount	Shares	Amount
Shares sold	978,709	$10,395,295	646,240	$6,473,830
Shares issued in connection with
reinvestment of distributions	25,410	269,482	427	4,457
	1,004,119	10,664,777	646,667	6,478,287
Shares repurchased	(684,485)	(7,271,306)	(30,716)	(308,287)
Net increase	319,634	$3,393,471	615,951	$6,170,000

At the close of the reporting period, Putnam Investments, LLC owned 509,123 shares of the fund (35.5% of the fund’s shares outstanding), valued at $5,417,069.

At the close of the reporting period, the Putnam Retirement Advantage Funds owned 64.5% of the outstanding shares of the fund.

Note 5: Initial capitalization and offering of shares

The fund was established as a series of the Trust on December 31, 2019. Prior to December 31, 2019, the fund had no operations other than those related to organizational matters, including the initial capital contribution of $5,000,000 by Putnam Investments, LLC and the issuance of 500,000 shares.

38 Income Strategies Portfolio

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/20	cost	proceeds	income	of 2/28/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$214,650	$690,015	$904,665	$39	$—
Putnam Short Term
Investment Fund**	8,498,173	2,794,894	1,359,136	8,042	9,933,931
Total Short-term
investments	$8,712,823	$3,484,909	$2,263,801	$8,081	$9,933,931

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Income Strategies Portfolio 39

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	10
Centrally cleared interest rate swap contracts (notional)	$360,000
OTC total return swap contracts (notional)	$9,700,000
Centrally cleared total return swap contracts (notional)	$320,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	$39,077*	Unrealized depreciation	$148,532*
	Net assets — Unrealized		Net assets — Unrealized
Interest rate contracts	appreciation	6,252*	depreciation	1,001*
Total		$45,329		$149,533

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$6,225	$(12,019)	$(5,794)
Interest rate contracts	—	446	$446
Total	$6,225	$(11,573)	$(5,348)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Equity contracts	$40,047	$(64,187)	$(24,140)
Interest rate contracts	—	5,227	$5,227
Total	$40,047	$(58,960)	$(18,913)

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

40 Income Strategies Portfolio

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	JPMorgan Chase Bank N.A.	Total
Assets:
Centrally cleared interest rate	$—	$—	$—	$—	$—
swap contracts§
OTC Total return swap contracts*#	—	—	—	2,938	2,938
Centrally cleared total return	—	—	—	—	—
swap contracts§
Futures contracts§	—	8,165	—	—	8,165
Total Assets	$—	$8,165	$—	$2,938	$11,103
Liabilities:
Centrally cleared interest rate	$3,535	$—	$—	$—	$3,535
swap contracts§
OTC Total return swap contracts*#	—	—	125,108	—	125,108
Centrally cleared total return	323	—	—	—	323
swap contracts§
Futures contracts§	—	13,420	—	—	13,420
Total Liabilities	$3,858	$13,420	$125,108	$—	$142,386
Total Financial and Derivative	$(3,858)	$(5,255)	$(125,108)	$2,938	$(131,283)
Net Assets
Total collateral received (pledged)†##	$—	$—	$(110,989)	$—
Net amount	$(3,858)	$(5,255)	$(14,119)	$2,938
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$(110,989)	$—	$(110,989)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $137,972 and $59,994, respectively.

Income Strategies Portfolio 41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

42 Income Strategies Portfolio

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Strategies Portfolio 43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44 Income Strategies Portfolio

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Richard T. Kircher
	Manoj P. Singh	Vice President and BSA
The Putnam Advisory Company, LLC	Mona K. Sutphen	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Strategies Portfolio. It may also be used as sales literature when preceded or accompanied by the current PPM, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, call Putnam toll free at 1-800-225-1581. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus or PPM. For this and other information or to request a PPM, call 1-800-225-1581 toll free. Please read the PPM carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 28, 2021